
Environment
RENEWABLE ENERGY
Sustainable

Second-Quarter Results

May 8, 2020

New Jersey Resources

Forward-Looking Statements & Non-GAAP Measures

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. New Jersey Resources Corporation (NJR) cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR's ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as "anticipates," "estimates," "expects," "projects," "may," "will," "intends," "plans," "believes," "should" and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management's current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management's expectations, assumptions and beliefs or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this presentation include, but are not limited to, certain statements regarding NJR's NFE guidance for fiscal 2020, forecasted contribution of business segments to fiscal 2020 NFE, future NJNG customer and utility gross margin growth, future NJR capital expenditures, infrastructure programs and investments, Clean Energy Ventures' ITC-eligible projects and demand for residential solar, earnings growth, NJR's environmental, sustainability and clean energy goals, emissions reduction targets, the New Jersey Transitional Solar Market, the signing and closing of NJR's and NJNG's private placement and the related use of proceeds, and the ability to construct and operate the Adelphia Gateway project, operate the Leaf River Energy Center, and construct the SRL and PennEast pipeline projects, as well as the ongoing COVID-19 pandemic and its impact on NJR's liquidity, business operations, financial condition, results of operations and cash flows.

Additional information and factors that could cause actual results to differ materially from NJR's expectations are contained in NJR's filings with the U.S. Securities and Exchange Commission (SEC), including NJR's Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC's web site, https://www.sec.gov. Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

Non-GAAP Measures

This presentation includes the non-GAAP measures, NFE and utility gross margin. As an indicator of the Company's operating performance, these measures should not be considered an alternative to, or more meaningful than, GAAP measures, such as cash flows, net income, operating income or earnings per share.

NFE/net financial loss excludes unrealized gains or losses on derivative instruments related to the Company's unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at Energy Services, net of applicable tax adjustments, as described below. Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently as opposed to when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to CEV, as such adjustment is related to tax credits generated by CEV.

NJNG's utility gross margin represents the results of revenues less natural gas costs, sales and, other taxes and regulatory rider expenses, which are key components of the Company's operations that move in relation to each other. Natural gas costs, sales and other taxes and regulatory rider expenses are passed through to customers and therefore, have no effect on gross margin.

Management uses NFE and utility gross margin as supplemental measures to other GAAP results to provide a more complete understanding of the Company's performance. Management believes these non-GAAP measures are more reflective of the Company's business model, provide transparency to investors and enable period-to-period comparability of financial performance. In providing fiscal 2020 earnings guidance, management is aware that there could be differences between reported GAAP earnings and NFE due to matters such as, but not limited to, the positions of our energy-related derivatives. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported earnings and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for its operating earnings guidance without unreasonable efforts. For a full discussion of our non-GAAP financial measures, please see NJR's most recent Form 10-K, Item 7. This information has been provided pursuant to the requirements of SEC Regulation G.

Table of Contents



Agenda

- Second-Quarter FY 2020 Highlights
  Steve Westhoven
- Financial Review
  Pat Migliaccio
- Q&A

COVID-19 Impacts

Our Team

- Business continuity plans implemented in early March
- Approximately 500 employees working remotely
- Only essential workers in the field or office
- Following CDC and State guidelines

Our Customers and Communities

- Customer disconnects temporarily suspended and late fees waived
- Energy assistance available for customer bills
- Donations for community support (local food banks)

Our Business

- Business operations remain fundamentally unchanged at this time including construction and capital programs
- Customer growth is on target but being closely monitored
- No impacts in gas usage – weather normalization and modified decoupling
- Sufficient liquidity to meet current obligations

Fiscal 2020E Guidance

Reaffirming Fiscal 2020 NFE Guidance Range of $2.05 – $2.15* per share


10% - 15%
27% - 32%
61% - 65%
$2.05 - $2.15
1% - 2%
-5% - 0%
NJNG
NJR Midstream
NJR CEV
NJRHS
NJRES

** A reconciliation from NFE to net income can be found in the Appendix on **Slide 21.***

NJR Energy Services Results – Challenging Conditions



Total Degree Days* in Northeast – December – March (2018 – 2020)
2500
2000
1500
1000
500
Dec
Jan
Feb
Mar
Fiscal 2018
Fiscal 2019
Fiscal 2020



Geographic Spreads - TETCO M3 vs. M2**
$12
$10
$8
$6
$4
$2
$0
Dec
Jan
Feb
Mar
Fiscal 2018
Fiscal 2019
Fiscal 2020

** Source: American Gas Association*

***** Source: Platts Gas Daily***

Additional Guidance Detail



($ NFE Per Share)
$2.15
$2.05
-$0.14
$0.09
$0.05
$2.15
$2.05
1Q20 Guidance Midpoint
NJRES
NJNG
CEV
2Q20 Guidance Midpoint

Energy Services (↓)

-5% - 0% of NFE

-$0.14
- Decrease due to unusually warm weather and lack of price volatility

NJNG (↑)

61% - 65% of NFE

+$0.09
- O&M savings and OPEB

CEV (↑)

27% - 32% of NFE

+$0.05
- Additional ITC safe-harboring (net of reduction in Capex) and lower effective state tax rate

Recent Results – Regulated Business

New Jersey Natural Gas

Added 4,430 new customers in the first six months of FY2020

- On track to meet annual growth rate of 1.8%

~38% of capital investments in the first six months of FY2020 earned near real-time returns

Construction on SRL continues

- Over 70% complete

IIP still in regulatory review

- Expect to conclude process in fiscal 2020

NJR Midstream

Natural Gas Storage

- **Leaf River** operations performing in-line with expectations
- **Steckman Ridge** contribution to earnings in-line with historical trends

Natural Gas Transmission

- **Adelphia Gateway**
  - Northern portion in-service
  - Working with PA DEP to obtain final permits to file for FERC Notice to Proceed
- **PennEast**
  - Awaiting FERC ruling on phased in approach
  - Filed for review with SCOTUS

NJR CEV – New Jersey Transitional Solar Market

- New Jersey closed the SREC market on April 30, 2020
  - Projects that by April 30th were ready to interconnect and had applied for interconnection remained part of the SREC market and will continue to earn SRECs; all other projects will be part of the TREC market and will earn TRECs going forward
  - The legacy market will not be affected
  - Electric distribution companies are required to purchase all generated TRECs and allocate them to load-serving entities

- Each TREC will have a fixed price of $152 for 15 years (certain projects are incentivized more than others through TREC factors, as shown in the table below)

	SREC Market	TREC Market
Tenor	15 Years	15 Years
Price	Market	Fixed
Factors	1:1	Based on Project Type

Project Type	TREC Factor (/kwh)	SREC Factor (/kwh)
Grid supply rooftop / Net metered non-residential rooftop and carport	1.0	1.0
Community solar	0.85	
Grid supply ground mount	0.6	
Net metered residential – ground mount/rooftop/carport	0.6	
Net metered non-residential – ground mount	0.6	

Recent Results – Unregulated Business

Clean Energy Ventures

New Jersey SREC market closed on April 30, 2020
- New installations will earn TRECs and the legacy SREC market will not be affected

On track to place into service eight commercial solar projects in fiscal 2020
- Added 20 MW of incremental capacity in fiscal 2Q20
- Expect to add 52 – 57 MW from commercial projects in fiscal 2020

The Sunlight Advantage now serves over 8,300 residential solar customers

NJR Energy Services

NFE decreased due to challenging market conditions
- Created by unusually warm weather on the U.S. east coast during the January to March 2020 period
- Fewer market opportunities compared to prior years due to lower volumes and narrower pricing spreads in wholesale natural gas markets



Financial Review

Patrick Migliaccio
Senior Vice President & Chief Financial Officer

Liquidity

- Improved liquidity position and debt maturity schedule as a result of:
  - New $250 million 364-day credit facility and repayment of $150M NJR Seasonal Facility
  - Pricing of $260 million in unsecured notes at NJR and $125 million in mortgage bonds at NJNG
    - Funding expected in FY 2020
    - Proceeds to repay Leaf River Bridge Facility, other short-term debt and for general corporate purposes

Available Liquidity as of March 31, 2020 ($MM)
Actuals



$899
$26
$48
$425
$250
Liquidity Sources
$899
$563
$6
$330
Liquidity Uses
Cash
Equity Forward
NJR Seasonal Facility
NJR Credit Facility
NJNG Credit Facility
Available Liquidity
LCs
NJR's Notes Payable

Pro-Forma Liquidity as of March 31, 2020 ($MM)



$1124
$151
$48
$250
$425
$250
Liquidity Sources
$1124
$911
$6
$207
Liquidity Uses
Cash
Equity Forward
NJR 364-day Facility
NJR Credit Facility
NJNG Credit Facility
Available Liquidity
LCs
NJR's Notes Payable

Debt Maturity Schedule

- No significant debt maturities until FY 2022, assuming signing and closing of our recently priced notes

Debt Maturity Schedule as of March 31, 2020 ($MM)
Actuals



Consolidated:
Total debt as of 03/31/2020: $2.1 billion
Weighted average interest rate: < 4%
Outstanding amount under credit facilities
Outstanding amount under Leaf River bridge facility
$350
$300
$250
$200
$150
$100
$50
$-
$330
$137
$50 $50
$70
$50
$100
$100
$50
$100
$150
$11 $10
$47
$10
$41
$55
$100
$125
$125
$100
$100
'20 '21 '22 '23 '24 '25 '26 '27 '28 '29 '38 '39 '41 '42 '43 '44 '45 '46 '47 '48 '49 '59
NJR NJNG

Note: Fiscal years shown above

Pro-Forma Debt Maturity Schedule as of March 31, 2020 ($MM)



Recently priced NJR long-term debt*
Recently priced NJNG long-term debt*
$350
$300
$250
$200
$150
$100
$50
$-
$207
$50 $50
$70
$50
$100 $100
$50
$100
$150
$130
$130
$11 $10
$47
$10
$41
$55
$100
$125
$125
$100
$10
'20 '21 '22 '23 '24 '25 '26 '27 '28 '29 '30 '32 '38 '39 '41 '42 '43 '44 '45 '46 '47 '48 '49 '50 '59 '60
NJR NJNG

Note: Fiscal years shown above
** Subject to customary signing and closing conditions.*

Changes in Net Financial Earnings – Fiscal 2Q20

Changes in NFE – Fiscal 2Q20 ($MM)



$100.0
$50.0
$0.0
Millions
$112.4
$17.8
$0.2
$5.7
$19.0
$1.7
$106.9
Fiscal 2Q19
NJNG
Midstream
CEV
NJRES
NJRHS
Fiscal 2Q20

Fiscal 2Q19 – Consolidated NFE ($MM) **$112.4**

NJNG	**$17.8**
Utility Gross Margin	$26.8
Increase in D&A	($4.1)
Increase Income Taxes	($7.4)
O&M and Other	$2.6
NJR Midstream	**($0.2)**
Operating income from Leaf River and Adelphia	$3.5
Increase in Adelphia AFUDC	$1.3
Increase in interest expense	($5.0)
NJR Clean Energy Ventures	**($5.7)**
SREC revenue	($4.5)
Wind income	($1.4)
Other	$0.2
NJR Energy Services	**($19.0)**
Financial Margin	($26.3)
Tax Impact	$5.7
Other Income	$1.6
NJR Home Services and Other	**$1.7**
Decrease in O&M Expenses	$1.7

Fiscal 2Q20 – Consolidated NFE **$106.9**

NJR Capital Plan

($MM)	FYTD 2020	FY 2020E	FY 2021E	FY 2022E	Near Real-Time Return?
New Jersey Natural Gas*					
New Customer	$26	$42	$38 - $48	$39 - $49	Yes
Maintenance	$25	$97	$90 - $100	$85 - $95	
Cost of Removal/Other	$24	$73	$84 - $94	$38 - $48	
SAFE II	$29	$50	- - -	- - -	Yes
NJ RISE	$6	$9	$8 - $12	- - -	Yes
SRL	$42	$97	$42 - $52	- - -	
Infrastructure Investment Programs	$4	$18	$100 - $120	$108 - $118	Pending
Total	***$155***	***$386***	***$361 - $425***	***$270 - $310***	
Midstream*					
Leaf River	$0	$3	$5 - $10		
Adelphia Gateway*	$8	$80	$100 - $120		
PennEast	$1	$7	$125 - $135		
Total	***$9***	***$90***	***$230 - $255***		
Clean Energy Ventures**					
Residential Solar	$9	$20	$23 - $27	$23 - $27	
Commercial Solar	$52	$119	$96 - $106	$96 - $106	
Total	$61	$139	$119 $133	$119 $133	
GRAND TOTAL	***$225***	***$615***	***$481 - $686***	***$491 - $698***	

In the printed table, the Midstream FY 2021E figures cover both the FY 2021E and FY 2022E columns.

* *Including accruals; excludes acquisition prices for Leaf River and Adelphia Gateway*

** *Only includes capital expenditures of ITC-eligible projects placed in-service*

NJR Projected Cash Flows

($ millions)	FYTD 2020A	FY 2020E	FY 2021E
Cash Flow From Operations	$179	$290	$360
Uses of Funds			
Capex[1]	($227)	($605)	($583)
Acquisition – Leaf River	($368)	($368)	-
Acquisition – Adelphia Gateway	($156)	($156)	-
Dividends	($57)	($119)	($130)
Total Uses of Funds	**($808)**	**($1,248)**	**($713)**
Financing Activities			
Common Stock Proceeds – DRIP	$9	$18	$18
Common Stock Proceeds – Other	$213	$261[2]	$0
Debt Proceeds/Other	$407	$679[3]	$335
Total Financing Activities	**$629**	**$958**	**$353**

As of March 31, 2020

(1) For FY2020, value of ITC-eligible projects is $10M higher than in-year capital spent. For FY2021, based on midpoint of capital expenditure ranges located on slide 14.

(2) Includes proceeds of equity forward (executed as part of December 2019 equity issuance)

(3) Includes debt proceeds to provide financing for Leaf River and Adelphia Gateway acquisitions, subject to customary signing and closing conditions.

NJR CEV – SREC Hedging Strategy Stabilizes Revenue

Energy Year 2020


9
356
Hedged
Unhedged

Percent Hedged	Average Price	Current Price (EY)
98%	$199	$225

Energy Year 2021


16
369
Hedged
Unhedged

Percent Hedged	Average Price	Current Price (EY)
96%	$199	$227

Energy Year 2022


36
348
Hedged
Unhedged

Percent Hedged	Average Price	Current Price (EY)
91%	$199	$204

As of April 16, 2020; Source: InterContinental Exchange

Additional Quarterly Financial Drivers

Fiscal 2020E NJNG Utility Gross Margin


27%
41%
19%
13%
Q1
Q2
Q3
Q4

Fiscal 2020E SREC Revenue


3%
2%
10%
85%
Q1
Q2
Q3
Q4

Fiscal 2020E ITCs Generated [(1)]


9%
27%
10%
54%
Q1
Q2
Q3
Q4

(1) Based on value of solar projects placed in-service






Q&A









Appendix

Second Quarter Fiscal 2020 NFE by Business Unit

	Three Months Ending March 31,			Six Months Ending March 31,		
($ thousands)	2020	2019	Change	2020	2019	Change
New Jersey Natural Gas	$86,336	$68,546	$17,790	$130,192	$100,259	$29,933
NJR Midstream	4,258	4,498	(240)	7,262	8,149	(887)
Regulated Businesses	**90,594**	**73,044**	**17,550**	**137,454**	**108,408**	**29,046**
NJR Clean Energy Ventures	15,990	21,730	(5,740)	11,074	31,935	(20,861)
NJR Energy Services	313	19,304	(18,991)	(2,598)	27,674	(30,272)
NJR Home Services & Other	39	(1,661)	1,700	1,411	(1,507)	2,918
Total	**$106,936**	**$112,497**	**($5,481)**	**$147,341**	**$166,510**	**($19,169)**

EPS	**$1.12**	**$1.27**	**($0.15)**	**$1.57**	**$1.88**	**($0.31)**

Reconciliation of Non-GAAP Measures

A reconciliation of NFE for the three and six months ended March 31, 2020 and 2019 to net income is provided below:

	Three Months Ended March 31,		Six Months Ended March 31,	
(Thousands)	**2020**	2019	**2020**	2019
Net income	**$ 88,505**	$ 73,573	**$ 177,866**	$ 159,821
Add:				
Unrealized (gain) loss on derivative instruments and related transactions	**(3,773)**	10,226	**(45,539)**	(707)
Tax effect	**897**	(2,435)	**10,828**	149
Effects of economic hedging related to natural gas inventory	**14,622**	22,367	**5,735**	756
Tax effect	**(3,475)**	(5,316)	**(1,363)**	(180)
Net income to NFE tax adjustment	**10,160**	14,002	**(186)**	6,671
Net financial earnings	**$ 106,936**	$ 112,417	**$ 147,341**	$ 166,510
Weighted Average Shares Outstanding				
Basic	**95,584**	88,836	**93,747**	88,692
Diluted	**95,890**	89,228	**94,073**	89,093
Basic earnings per share	**$ 0.93**	$ 0.83	**$ 1.90**	$ 1.80
Add:				
Unrealized (gain) on derivative instruments and related transactions	**(0.04)**	0.12	**(0.49)**	(0.01)
Tax effect	**0.01**	(0.03)	**0.11**	—
Effects of economic hedging related to natural gas inventory	**0.15**	0.25	**0.06**	0.01
Tax effect	**(0.04)**	(0.06)	**(0.01)**	—
Net income to NFE tax adjustment	**0.11**	0.16	**—**	0.08
Basic net financial earnings per share	**$1.12**	$ 1.27	**$ 1.57**	$ 1.88

Supporting Growth at New Jersey Natural Gas

New Customer Additions



Annual Total Customer Growth Rate: ~1.8% in FY 2020E
9,711
9,800
5,030
4,339
2019A
2020E
FYTD 2020A
FY 2020E

Fiscal YTD Capital Expenditures ($MM)



$155
27%
3%
17%
22%
16%
15%
~39% of capex in first six months of 2020 earned near real-time return
New Customer
Maintenance
SRL
SAFE/NJ RISE
Cost of Removal/Other
Technology
*

Infrastructure & Regulatory Update

- ***SRL*** **-** Completed over 70% of SRL through the first six months of fiscal 2020; Expected in-service in 2021
  - NJNG will file a rate case to recover costs associated with the construction of the project in time to reduce regulatory lag
- ***IIP*** – Regulatory review process is ongoing and expect conclusion in fiscal 2020

Capital Expenditures ($MM)



$241
$6
$47
$77
$68
$44
$349
$79
$64
$77
$79
$50
$386
$97
$73
$97
$18
$59
$42
FY 18
FY 19
FY 20E
New Customer
Maintenance
SAFE/NJ RISE
Cost of Removal/Other
Technology
SRL

** IIP is currently under regulatory review and has not been approved yet for an accelerated rate recovery.*

Factors Supporting Future Customer Growth

- Customer growth supported by strong new construction and conversion markets

New Construction

2019 Building Permits Issued[1]


1,240
666
327
247
NJNG
Ocean
Monmouth
Morris

Residential New Construction[3] = 63,900


2020 – 2022
= 17,245
2022 - Buildout
= 46,655

Conversions

Equivalent Customer Cost[2]


$1.05
$2.25
$3.15
$4.03
NJNG
Fuel Oil
Propane
Electricity

Residential Conversions[4] = 98,700


Non-Heat:
4,800
Off Main:
36,900
On-Main:
29,300
Near Main:
27,700

1. *Source: U.S. Bureau of Census as of April 2019*
2. *Source: U.S. Energy Information Administration; as of March 2020; based on 100,000 comparable BTUs*
3. *Source: A.D. Little as of September 2019 and updated annually by NJNG.*
4. *Source: NJNG as of November 2, 2019 and updated annually.*

Infrastructure Investment Program (IIP)

- Five year, $507 million investment to strengthen infrastructure
- Natural gas transmission and distribution system enhancements
- Information technology system replacement

Exploring potential for recovery through annual rate increases (similar to SAFE II & NJRISE)


Natural Gas Delivery
Enhancements

- Natural gas system enhancements account for $288 million of the investment
- Objective is to continue to make NJNG's system the safest in the state


Technology
Replacement

- IT system replacement will account for $219 million of the investment
- Strengthen IT infrastructure to better serve customers
- Increase cybersecurity efforts

Southern Reliability Link (SRL)


Tetco
Transco
SRL
NJNG
Transmission

What?
- 30-mile high-pressure pipeline designed to diversify natural gas supply in Ocean County
- Delivery of 180,000 Dths/day
- Total investment of $180 -$220 million

Why?
- Reliability, Redundancy, Resiliency
- Currently 95% of gas supply for Monmouth and Ocean Counties comes from TETCO
- Majority of customers in Ocean County would be affected by a system failure, depending on severity and duration

Status?
- Received all permits and approvals
- Construction began in fiscal 1Q19
- Over 70% complete as of March 31, 2020

In-service?
- Expected in-service date: 2021
- In-service date would trigger filing of a new rate case to recover costs associated with construction

NJR Midstream – Adelphia Gateway

Recent Developments

- Received FERC Certificate on December 20, 2019
- Closed acquisition in January 2020
- Northern portion in-service

Next Steps

- Actively working with Pennsylvania DEP to obtain final permits to file for FERC Notice to Proceed
- Add compression, new laterals and interconnects to the southern portion of the pipeline
  - Expected future capital expenditures of $180 - $200 million
- Southern portion expected to transport up to an incremental 250,000 Dth/d to the greater Philadelphia market
  - Expected to be in-service in 2021



Northampton
Lehigh
Berks
Montgomery
Bucks
Chester
Delaware
Philadelphia
Camden
Hunterd
Martins Creek Station
MP 80.0
Transco Meter Station
20-Inch Mainline
MP 70.0
Columbia Gas Meter Station
MP 60.0
MP 50.0
Quakertown Compressor Station
Quakertown Meter Station
TETCO Meter Station
MP 40.0
Skippack Meter Station
MP 30.0
MP 20.0
MP 10.0
Transco Meter Station
PECO Tilghman Meter Station
Delmarva/TETCO/ Columbia Meter Stations
Marcus Hook Compressor Station
Monroe Meter Station
Parkway Lateral
Tilghman Lateral
Legend

NJR Midstream – PennEast Pipeline



Tennessee
Auburn
Springville
Wyoming
New York
Millennium
Transco
Penn East
Pipelne
Pennsylvania
Alogonquin
Texas Eastern
Columbia

Project Overview

- 20 percent ownership in 120-mile transmission pipeline to Northeast connecting Marcellus Shale region supply
- Access to the lowest cost supply point in North America; expected to benefit customers and local economies
- Approved by FERC – January 19, 2018

January 2020

- FERC issued declaratory order supporting PennEast in relation to Third Circuit Court opinion
- PennEast filed an amended application with FERC, requesting phased-in approach (Phase I: PA-only, with interconnections in the state)

February 2020

- Filed for review with the Supreme Court

April 2020

- SCOTUS directed NJ to respond to a petition from PennEast Pipeline Co. by June 2, 2020

Clean Energy Ventures

- **22.9 MW** — Incremental installed capacity from three commercial projects in FY20
- **52-57 MW** — Expected incremental capacity from commercial projects in FY20
- **Over 8,300** — Sunlight Advantage residential solar customers at the end of fiscal 2Q20

Fiscal 2020 Commercial MW in Service



22.9
29 - 34
FYTD 2020A
FY 2020E

Expect to add a total of 52 – 57 MW in fiscal 2020

Capital Expenditures & Investment Tax Credits ($MM)



$135 - $145
$52.1
Capex
$43 - $47
$14.1
ITCs
FYTD 2020A
FY 2020E

Approximately 65% of ITC is expected to occur in the second half of fiscal 2020

SRECs Sold (000s) & Revenue ($MM)



395 - 405
19.7
SRECs Sold
FYTD 2020A
FY 2020E
$79 - $81
3.7
SREC Revenue
FYTD 2020A
FY 2020E

Over 75% of SREC sales and revenues were occur in the second half of fiscal 2020

NJR CEV – SREC Hedging Strategy Stabilizes Revenue

Fiscal Year 2020



397
Hedged
Unhedged

Percent Hedged	Average Price	Current Price (EY)
100%	$198	$226

Fiscal Year 2021



18
367
Hedged
Unhedged

Percent Hedged	Average Price	Current Price (EY)
95%	$197	$219

Fiscal Year 2022



104
280
Hedged
Unhedged

Percent Hedged	Average Price	Current Price (EY)
73%	$199	$199

As of April 16, 2020; Source: InterContinental Exchange